Exhibit 10.16

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made as of [____], 2020 by and among Movano Inc., a Delaware corporation (the “Company”), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (each individually an “Investor” and collectively the “Investors”).

A. The Company currently requires funds to help finance its operations and the Investors are willing to advance funds to the Company in exchange for the issuance to them of certain convertible promissory notes evidencing the Company’s obligation to repay the Investors’ loans of the advanced funds, all as provided in this Agreement.

NOW THEREFORE, the parties hereby agree as follows.

1. PURCHASE AND SALE OF NOTES.

1.1 Note Purchase. Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Investor, and each Investor severally agrees to purchase from the Company, a Convertible Promissory Note in the form attached to this Agreement as Exhibit B (each individually a “Note” and collectively the “Notes”) in the principal amount set forth opposite such Investor’s name on Exhibit A. The following are collectively referred to as the “Financing Documents”: (a) this Agreement, (b) the Notes, and (c) any document entered into or executed in connection with, or for the purpose of amending, any other Financing Document described in this sentence.

2. CLOSING.

2.1 The Closing. The purchase and sale of the Notes will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and the Investors who have agreed to purchase a majority of the aggregate principal amount of the Notes listed on Exhibit A mutually agree upon (which time and place are referred to as the “Closing”). At the Closing, each Investor will deliver to the Company as payment in full for the Note to be purchased by such Investor at the Closing, the amount set forth opposite such Investor’s name on Exhibit A, by (a) a check payable to the Company’s order, (b) wire transfer of funds to the Company, (c) any other method mutually agreed upon by the Company and an Investor, including without limitation via credit of services rendered by such Investor to the Company under a separate commercial agreement, or (d) any combination of the foregoing. At the Closing, the Company will deliver to each Investor a duly executed Note in the principal amount set forth opposite such Investor’s name on Exhibit A.

2.2  Additional Closing(s).

(a) Conditions of Additional Closing(s). Subject to the terms and conditions of this Agreement, at any time and from time to time during the 90 day period immediately following the Closing, the Company may, at one or more additional closings (each an “Additional Closing”), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors (the “New Investors”), pursuant to this Agreement under terms no more favorable to such New Investors than the terms and conditions set forth in this Agreement, Notes having an aggregate principal amount of no more than the difference of (i) $7,000,000 minus (ii) the aggregate principal amount of all Notes previously sold hereunder. New Investors may include persons or entities who are already Investors under this Agreement.

(b) Amendments. The Company and each New Investor purchasing one or more Notes at an Additional Closing will execute counterpart signature pages to this Agreement and each New Investor will, upon delivery by such New Investor to the Company of such signature pages, and the payment by such New Investor to the Company of the principal amount of the Note(s) to be purchased by such New Investor to be acquired by such New Investor at such Additional Closing, become a party to, and bound by, this Agreement to the same extent as if such New Investor had been an Investor at the Closing. The obligation of the Company to sell and issue Notes to New Investors at each Additional Closing, and the obligation of each New Investor at each Additional Closing to purchase a Note, shall each be subject to satisfaction of the applicable conditions set forth in Section 5, except that (i) each reference in Section 5 to the “Closing” shall instead refer to the applicable Additional Closing and (ii) with respect to such New Investors and such Additional Closing, all references to the Company’s Schedule of Exceptions in this Agreement shall mean the Company’s Schedule of Exceptions as it may be updated and amended by the Company to reflect any events or circumstances occurring after the date of the Closing. Immediately after each Additional Closing, the Schedule of Investors attached to this Agreement as Exhibit A will be amended to add to Exhibit A the names of the New Investors purchasing Notes at such Additional Closing as “Investors” hereunder and to set forth the principal amount of each Note purchased by each New Investor under this Agreement at such Additional Closing. The Company will promptly furnish to each Investor upon request, a copy of Exhibit A as amended to the date of such request.

(c) Status of New Investors. Upon the completion of each Additional Closing as provided in this Section 2, each New Investor will be deemed to be an “Investor” for all purposes of this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that, except as set forth in the Schedule of Exceptions (the “Schedule of Exceptions”), if any, attached to this Agreement as Exhibit C, the statements in the following paragraphs of this Section 3 are all true and complete as of immediately prior to the Closing.

3.1 Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

3.2 Due Authorization. All corporate action on the part of the Company’s board of directors (the “Board”) and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, the Financing Documents has been taken or will be taken prior to the Closing. This Agreement constitutes, and the other Financing Documents that constitute agreements of the Company, when executed and delivered by the Company, will constitute, valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

3.3 Corporate Power. The Company has the corporate power and authority to execute and deliver the Financing Documents to which it is a signatory, to issue to the Investors the Notes to be purchased by the Investors hereunder and to carry out and perform all its obligations under the Financing Documents.

3.4 Valid Issuance.

(a) The Conversion Stock. The Conversion Stock issuable upon conversion of the Notes, when issued, sold and delivered in accordance with the terms of this Agreement and the Notes for the consideration provided for herein and therein, will be duly and validly issued, fully paid and nonassessable.

(b) Securities Laws. Based in part on the representations made by the Investors in Section 4 hereof, the offer and sale of the Notes solely to the Investors in accordance with this Agreement and (assuming no change in currently applicable law or in the Company’s Amended and Restated Certificate of Incorporation in effect as of immediately prior to the Closing (the “Charter”), no transfer of Notes by any Investor and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of shares of Conversion Stock upon conversion of the Notes) the issuance of the Conversion Stock are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Investors are resident based upon their addresses set forth on the Schedule of Investors attached hereto as Exhibit A.

4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS. Each Investor hereby, severally and not jointly, represents and warrants to, and agrees with the Company as follows.

4.1 Authorization. This Agreement constitutes, and the other Financing Documents which constitute agreements of the Investor when executed and delivered by the Investor will constitute, such Investor’s valid and legally binding obligations, enforceable against such Investor in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies. Each Investor represents and warrants to the Company that such Investor has full power and authority to enter into this Agreement.

4.2 Purchase for Own Account. The Notes and the shares of the Company’s capital stock issuable upon the conversion of the Notes purchased by such Investor hereunder (the “Conversion Stock”), and the Company’s Common Stock issuable upon conversion of such Conversion Stock (collectively, the “Securities”) will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

4.3 No Solicitation. At no time was such Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

4.4 Disclosure of Information. Such Investor has received or has had full access to all the information such Investor considers necessary or appropriate to make an informed investment decision with respect to the Securities. Such Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

4.5 Investment Experience. Such Investor understands that the purchase of the Securities involves substantial risk. Such Investor has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor’s investment in the Securities. Such investor either: 1) has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting such Investor’s own interests in connection with this investment in the Securities; or 2) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

4.6 Accredited Investor Status. Such Investor is familiar with the definition of, and qualifies as, an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

4.7 Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the Securities Act and Rule 144 promulgated thereunder (“Rule 144”) since they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances. Investor further understands that the Company is under no obligation to register the Securities except as set forth in Amended and Restated Registration Rights Agreement, dated as of March 28, 2019, among the Company and certain of its stockholders, and the Company has no present plans to do so. Furthermore, such Investor is familiar with Rule 144, as presently in effect, and understands the limitations imposed thereby and by the Securities Act on resale of the Securities without such registration. Such Investor understands that, whether or not the Securities may be resold in the future without registration under the Securities Act, no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

4.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such effective registration statement; or

(b) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and, at the expense of such Investor or its transferee, with an opinion of counsel reasonably satisfactory in form and substance to the Company that such disposition will not require registration of such Securities under the Securities Act.

Notwithstanding the provisions of clauses (a) and (b) of this Section 4.8, no such registration statement or opinion of counsel shall be required for any transfer: (i) of any Securities in compliance with Rule 144 or Rule 144A promulgated under the Securities Act when the Company is promptly provided evidence of such compliance; (ii) of any Securities for no consideration by an Investor that is a partnership or a corporation to (A) a partner of such partnership or stockholders of such corporation, (B) an affiliate of such partnership or corporation, (C) a retired partner of such partnership who retires after the date hereof, (D) the estate of any deceased partner of such partnership or deceased stockholders of such corporation; or (iii) by gift, will or intestate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee had been an original Investor hereunder.

4.9 “Market Stand-Off” Agreement. Each of the Notes contains a market standoff provision prohibiting the Investors from selling the Company’s securities subsequent to certain registered offerings of the Company’s capital stock. The market stand-off agreements are binding upon such Investors and their transferees.

4.10 Legends. Such Investor understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, the Company’s Certificate of Incorporation or Bylaws, Section 4.8 of this Agreement, or any other agreement between the Company and such Investor:

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180- DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

(c) Any legend required by the laws of the State of the Company’s formation, or any State securities laws.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company, that either (i) a registration statement under the Securities Act is at that time in effect with respect to the legended security or (ii) such security can be freely transferred in a public sale (other than pursuant to Rule 144, Rule 144A or Rule 145 promulgated under the Securities Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

5. CONDITIONS TO CLOSING.

5.1 Conditions to Investors’ Obligations. The obligations of each Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to special counsel to the Investors:

(a) each of the representations and warranties of the Company contained in Section 3 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing;

(b) the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; and

(c) the Company shall have executed and delivered to each Investor a Note, in the form attached hereto as Exhibit B, evidencing the Company’s indebtedness to such Investor in the amount next to such Investor’s name on Exhibit A.

5.2 Condition to Company’s Obligations. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following condition by such Investor:

(a) Each of the representations and warranties of such Investor contained in Section 4 shall be true and complete on the date of the Closing (and with regard to a New Investor at each Additional Closing at which such New Investor acquires Securities under this Agreement) with the same effect as though such representations and warranties had been made on and as of the Closing; and

(b) such Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing (or with regard to a New Investor at each Additional Closing at which such New Investor acquires Securities under this Agreement, before such Additional Closing) and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

6. GENERAL PROVISIONS.

6.1 Survival of Warranties. The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, the Closing and each Additional Closing, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors or the Company, as the case may be.

6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that nothing in this Section 6.2 shall permit any of the Investors to transfer or assign any of the Securities acquired under this Agreement except as provided in Section 4.

6.3 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

6.4 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

6.5 Headings; Interpretation. The headings and captions used in this Agreement are used only for convenience and are not to be considered in construing or interpreting this Agreement. In this Agreement, (a) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (b) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (c) unless otherwise expressly indicated in any particular instance, the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

6.6 Notices. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivered in person; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or three (3) business days after deposit with an international express air courier for deliveries outside of the United States, in each case with proof of delivery from the courier requested; or (c) four (4) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, when addressed to the Investor to be notified at the address indicated for such party on Exhibit A or, in the case of the Company, at 3619 Pontina Court, Pleasanton CA 94566, or at such other address as any party may designate by giving ten (10) days’ advance written notice to all other parties in accordance with the provisions of this Section. For purposes of this Section 6.6, a “business day” means a weekday on which banks are open for general banking business in San Francisco, California.

6.7 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Investor or any of its directors, officers, partners, members, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.8 Amendments and Waivers. Any term of this Agreement and the Notes may be amended and the observance of any term of this Agreement and the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing at least a majority of the aggregate Principal Balances (as defined in the Notes) of all the Notes then outstanding (the “Majority Holders”). Any amendment or waiver effected in accordance with this Section 6.8 shall be binding upon each holder of Notes then outstanding, each future holder of such securities, and the Company; provided, however, that New Investors may become parties to this Agreement in accordance with Section 2.2 without any amendment of this Agreement or any consent or approval of any Investor.

6.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.10 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, and the other Financing Documents, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between any of the parties with respect to the subject matter hereof.

6.11 Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6.12 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm, corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Investor agrees that no other Investor nor the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any other Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase and sale of the Notes.

6.13 Waiver of Conflict of Interest. Each Investor and the Company is aware that Fenwick & West LLP (“F&W”), counsel to the Company, may have an investment in certain of the Investors or may have previously performed and may continue to perform certain legal services for certain of the Investors in matters unrelated to F&W’s representation of the Company. In connection with such Investor representation, F&W may have obtained confidential information of such Investors that could be material to F&W’s representation of the Company in connection with negotiation, execution and performance of this Agreement. By signing this Agreement, each Investor and the Company hereby acknowledges that the terms of this Agreement were negotiated between the Investors and the Company and are fair and reasonable and waives any potential conflict of interest arising out of such representation or such possession of confidential information by F&W. Each Investor and the Company further represents that it has had the opportunity to be, or has been, represented by independent counsel in giving the waivers contained in this Section 6.13.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Note Purchase Agreement as of the date first written above.

THE COMPANY

MOVANO INC.

By:

Name:

Title:

[Signature Page to Movano Inc. Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Note Purchase Agreement as of the date first written above.

THE INVESTORS:

By:

Name:

Title:

[Signature Page to Movano Inc. Note Purchase Agreement]